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                                                                  EXHIBIT 10.119

                          SCHEDULE OF LOAN AGREEMENTS,
              PROMISSORY NOTES, AND GUARANTIES ("LOAN DOCUMENTS")
       WHICH ARE SUBSTANTIALLY IN THE FORM OF KEY CORPORATE CAPITAL, INC.
      LOAN DOCUMENTS ATTACHED AS EXHIBITS 10.116, 10.117 AND 10.118 TO THE
               COMPANY'S FORM 10-K FOR THE PERIOD ENDING 12/31/99

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            MORTGAGOR                       FACILITY NAME                         LOCATION               MORTGAGE       DATE OF
            ---------                       -------------                         --------               --------       -------
                                                                                                          AMOUNT        MORTGAGE
                                                                                                          ------        --------
   Ithaca Bundy Road, LLC        Alterra Clare Bridge Cottage of Ithaca    101 Bundy Road               $3,325,800      3/17/99
                                                                           Ithaca, NY  14850-9252

   Ithaca Trumansburg Road, LLC  Alterra Sterling House of Ithaca          103 Bundy Road               $2,862,608      3/17/99
                                                                           Ithaca, NY  14850-9252

   Niagara Nash Road, LLC        Alterra Sterling House of Niagara         6751 Nash Road               $3,420,000      10/20/99
                                                                           North Tonawanda, NY  14120

   Niagara SC Wheatfield, LLC    Alterra Clare Bridge Cottage of Niagara   6741 Nash Road               $3,367,010      10/20/99
                                                                           North Tonawanda, NY  14120

   Clinton Brookside Drive, LLC  Alterra Clare Bridge Cottage of Clinton   115 Brookside Drive          $3,300,000      1/14/00
                                                                           Clinton, NY  13323
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